    As filed with the Securities and Exchange Commission on November 15, 2001

                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-6506
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                            (CHECK APPROPRIATE BOXES)

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [_] PRE-EFFECTIVE AMENDMENT NO.

                        [_] POST-EFFECTIVE AMENDMENT NO.

                                     and/or

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              [X] AMENDMENT NO. 11

                          INTERMEDIATE MUNI FUND, INC.
--------------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                                125 Broad Street
                            New York, New York 10004
--------------------------------------------------------------------------------
 Address of Principal Executive Offices (Number, Street, City, State and Zip
                                      Code)

                                 (212) 291-3776
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code

                          Christina T. Sydor, Secretary
                               666 Fifth Avenue
                            New York, New York 10103
--------------------------------------------------------------------------------
 Name and Address (Number, Street, City, State and Zip code) of Agent for
                                     Service

                          COPIES OF COMMUNICATIONS TO:

  Burton M. Leibert, Esq.         John Baumgardner, Esq.          Sarah E. Cogan, Esq.
  Willkie Farr & Gallagher         Sullivan & Cromwell         Simpson Thacher & Bartlett
     787 Seventh Avenue         125 Broad Street, 30th Floor     425 Lexington Avenue
  New York, New York 10019       New York, New York 10004       New York, New York 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                  PROPOSED          PROPOSED
                                                    AMOUNT        MAXIMUM            MAXIMUM            AMOUNT OF
                                                     BEING      OFFERING PRICE      AGGREGATE       REGISTRATION FEE
TITLE OF SECURITIES BEING REGISTERED               REGISTERED     PER UNIT/(1)/   OFFERING PRICE          /(2)/
Municipal Auction Rate Cumulative
Preferred Stock, par value $.001 per share           1,600          $25,000         $40,000,000           $10,000

(1) As calculated pursuant to Rule 457 (c) under the Securities Act of 1933, as amended.

(2) $10,000 was wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                          INTERMEDIATE MUNI FUND, INC.

                                    Form N-2

                              Cross-Reference Sheet

                               Part A - Prospectus


Items in part A of Form N-2                                           Location in Prospectus
---------------------------                                           ----------------------
1.  Outside Front Cover ...........................................   Front Cover Page
2.  Cover Pages; Other Offering Information .......................   Front Cover Page; Outside Back Cover Page
3.  Fee Table and Synopsis ........................................   Prospectus Summary
4.  Financial Highlights ..........................................   Financial Highlights
5.  Plan of Distribution ..........................................   Front Cover Page; Prospectus Summary; Underwriting
6.  Selling Shareholders ..........................................   Not Applicable
7.  Use of Proceeds ...............................................   Use of Proceeds
8.  General Description of the Registrant .........................   Front Cover Page; Prospectus Summary; The Fund; The
                                                                      Fund's Investments; Risk Factors; How the Fund
                                                                      Manages Risk; Description of Preferred Shares;
                                                                      Description of Common Stock
9.  Management ....................................................   Prospectus Summary; The Fund; Financial Highlights;
                                                                      The Fund's Investments; How the Fund Manages Risk;
                                                                      Management of the Fund; Custodian, Transfer Agent,
                                                                      Dividend Paying Agent and Registration Agent
10.  Capital Stock, Long-Term Debt, and Other
     Securities ...................................................   Prospectus Summary; Capitalization; The Fund's
                                                                      Investments; Risk Factors; Description of Preferred
                                                                      Shares; Description of Common Stock; Repurchase of
                                                                      Common Stock; Conversion to Open-End Fund; Tax Matters

11.  Defaults and Arrears on Senior Securities ....................   Not Applicable
12.  Legal Proceedings ............................................   Not Applicable
13.  Table of Contents of the Statement of Additional
     Information ..................................................   Table of Contents of the Statement of Additional
                                                                      Information

                                        Part B - Statement of Additional Information

14.  Cover Page ...................................................   Front Cover Page
15.  Table of Contents ............................................   Front Cover Page
16.  General Information and History ..............................   General Information
17.  Investment Objective and Policies ............................   The Fund's Investments; Investment Restrictions
18.  Management ...................................................   Investment Manager; Management of the Fund
19.  Control Persons and Principal Holders of Securities ..........   Principal Stockholders




























20.  Investment Advisory and Other Services .................  Investment Manager; Experts; Custodian, Transfer
                                                               Agent, Dividend Paying Agent and Registration Agent;
                                                               Principal Stockholders
21.  Brokerage Allocation and Other Practices ...............  Investment Manager
22.  Tax Status .............................................  Tax Matters
23.  Financial Statements ...................................  Experts

PART C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                      -2-

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ The information in this Prospectus is not complete and may be changed. We + + may not sell these securities until the registration statement filed with + + the Securities and Exchange Commission is effective. This Prospectus is not + + an offer to sell these securities and it is not soliciting an offer to buy + + these securities in any state where the offer or sale is not permitted. +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


PROSPECTUS                    SUBJECT TO COMPLETION, DATED NOVEMBER 15, 2001


                                  $40,000,000

                          INTERMEDIATE MUNI FUND, INC.

                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                              ("PREFERRED SHARES")

                                  1,600 SHARES

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                              _____________________

         Intermediate Muni Fund, Inc., or the Fund, is selling 1,600 shares of Municipal Auction Rate Cumulative Preferred Stock. The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund invests primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations) with remaining effective maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average effective maturity between 3 and 10 years. Under normal market conditions, the Fund will invest at least two-thirds of its total assets in municipal obligations rated in the three highest categories at the time of investment. Investment grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization. There is no assurance that the Fund will achieve its investment objective.

         Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such Preferred Shares. The dividend rate on Preferred Shares for the period
from and including the date of issue to but excluding         , 200[2] will be
% per year. For each subsequent period, the Auction Agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held weekly. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

         Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

         Preferred Shares will be senior to shares of the Fund's outstanding Common Stock, par value $.001 per share. The Fund's Common Stock is traded on the American Stock Exchange under the symbol "SBI." It is a condition of the closing of this offering that Preferred Shares be offered with a rating of "AAA" from Standard & Poor's Rating Group and "Aaa" from Moody's Investors Services, Inc.

         This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information, dated November 15, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-800-___-____, or by writing to the Fund at 125 Broad Street, New York, New York 10004. A table of contents to the Statement of Additional Information is located at page of this Prospectus. The Statement of Additional Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission's internet web site (http://www.sec.gov). ------------------

         INVESTING IN PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE __.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------------------------------
                                                       Per Share                        Total
                                                -------------------------------  -----------------------
Public Offering Price                                 $25,000                         $
Sales Load                                            $                               $
Proceeds to Fund(1) (before expenses)                 $                               $
--------------------------------------------------------------------------------------------------------

(1) Not including offering expenses payable by the Fund, estimated to be _______. The Fund and Smith Barney Fund Management LLC have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

         The underwriter is offering Preferred Shares subject to certain conditions. The underwriter expects to deliver Preferred Shares to purchasers, in book-entry form through the Depository Trust and Clearing Corporation, on or
about        , 2001.

                             ______________________

                              SALOMON SMITH BARNEY

         You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the Underwriter has authorized anyone to provide you with different information. If anyone provides you with different information, you should not rely on it. Neither the Fund nor the Underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial conditions, results of operations and prospects may have changed since that date.

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
PROSPECTUS SUMMARY .............................................       3

FINANCIAL HIGHLIGHTS ...........................................       6

THE FUND .......................................................       8

USE OF PROCEEDS ................................................       8

CAPITALIZATION .................................................       9

THE FUND'S INVESTMENTS .........................................      11

RISK FACTORS ...................................................      14

HOW THE FUND MANAGES RISK ......................................      17

MANAGEMENT OF THE FUND .........................................      18

DESCRIPTION OF PREFERRED SHARES ................................      19

THE AUCTION ....................................................      26

DESCRIPTION OF COMMON STOCK ....................................      29

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS ...................      29

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND ........      29

TAX MATTERS ....................................................      30

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR..      31

UNDERWRITING ...................................................      31

LEGAL OPINIONS .................................................      32

AVAILABLE INFORMATION ..........................................      32

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS ..............      32

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the Statement of Additional Information and the Fund's Articles Supplementary Establishing and Fixing the Rights and Preferences of Shares of Preferred Stock (the "Articles Supplementary"). Cross references in this summary are to headings in the body of this Prospectus or the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Articles Supplementary.

The Fund..............   Intermediate Muni Fund, Inc. (the "Fund") is a
                         diversified, closed-end management investment company.
                         The Fund's principal office is located at 125 Broad
                         Street, New York, New York 10004 and its telephone
                         number is 1-800-___-____. See "The Fund." The Fund's
                         outstanding shares of common stock, par value $.001 per
                         share (the "Common Stock"), are listed on the American
                         Stock Exchange under the symbol "SBI." See "Description
                         of Common Stock." As of ___________ __, 2001, the Fund
                         had ____________ shares of Common Stock outstanding and
                         net assets of $_______________.


Investment
Objective and
Investment
Strategies............   The Fund's investment objective is to provide common
                         shareholders Investment a high level of current income
                         exempt from Strategies regular federal income taxes
                         consistent with prudent investing. This income, if any,
                         will be distributed to common shareholders after the
                         satisfaction of the obligation to pay dividends on
                         Preferred Shares. The Fund seeks to achieve its
                         objective by investing primarily in investment grade
                         municipal debt securities issued by state and local
                         governments, including U.S. territories and
                         possessions, political subdivisions, agencies and
                         public authorities (municipal obligations) with
                         remaining effective maturities of less than 15 years.

                         The Fund seeks to maintain a dollar-weighted average effective maturity between 3 and 10 years. Under normal market conditions, the Fund will invest at least two-thirds of its total assets in municipal obligations rated in the three highest rating categories at the time of investment. Investment grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). There is no assurance that the Fund will achieve its investment objective.
                         See "The Fund's Investments."

                         The Fund's investments are subject to diversification, liquidity and related guidelines established in connection with the Fund's receipt from Moody's
                         Investors Service, Inc. ("Moody's") and Standard &
                         Poor's Rating Group ("S&P") of ratings of "Aaa" and
                         "AAA", respectively, for Preferred Shares.

                         Ratings issued by nationally recognized statistical rating agencies ("NRSRO's"), including S&P and Moody's, do not eliminate or mitigate the risk of investing in the Fund's securities.

Investment Manager....   Smith Barney Fund Management LLC (formerly known as SSB
                         Citi Fund Management LLC) ("Smith Barney" or the
                         "Manager") serves as the Fund's investment manager.
                         Smith Barney also serves as the Fund's administrator.
                         Smith Barney selects and manages the Fund's investments
                         in accordance with the Fund's investment objective and
                         policies. The Fund pays Smith Barney for the services
                         it provides to the Fund a monthly fee equal on an
                         annual basis to 0.60 of 1% of the Fund's average daily
                         net assets. Smith Barney is a wholly-owned subsidiary
                         of Citigroup Inc. See "Management of the Fund" and
                         "Underwriting."


The Offering..........   The Fund is offering 1,600 shares of Municipal Auction
                         Rate Cumulative Preferred Stock at a purchase price of
                         $25,000 per share plus dividends, if any, that have
                         accumulated from the date the Fund first issues the
                         shares. Preferred Shares are being offered by Salomon
                         Smith Barney Inc. as the underwriter. Salomon Smith
                         Barney is an affiliate of the Manager and a
                         wholly-owned subsidiary of Citigroup Inc. See
                         "Underwriting."

Risk Factors        Risk is inherent in all investing. Therefore, before
Summary...........  investing in Preferred Shares, you should consider carefully certain risks. The primary risks of investing in Preferred
                    Shares are:

                    - if an auction fails you may not be able to sell some or all of your shares;

                    - because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                    - a rating agency could downgrade the rating assigned to Preferred Shares, which could affect liquidity;

                    - the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                    - in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares;

                    - if the Fund redeems your Preferred Shares, you may not be able to find as good a yield on an investment with similar terms and quality;

                    - if long-term interest rates rise or if the value of the Fund's investment portfolio declines for other reasons, the asset coverage for Preferred Shares will be reduced; and

                    - if an issuer of a municipal bond in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or net asset value of the Fund's portfolio.

                    For additional general risks of investing in the Fund and Preferred Shares, see "Risk Factors" below.

Trading Market...   Preferred Shares are not listed on an exchange. Instead, you may buy or sell Preferred Shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                    In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this market at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                    The first auction date for Preferred Shares will be _________ __, 2001, the business day before the dividend payment date for the initial rate period for Preferred Shares. The auction date for Preferred Shares will be a business day, normally a Monday, and the start date for subsequent rate periods normally will be the following business day, typically a Tuesday, unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and       The dividend rate for the initial rate period of Preferred
Rate Periods.       Shares offered in this Prospectus is __% per annum. For
                    subsequent rate periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of Preferred Shares -- Dividends and Dividend Periods --
                    General."

                              The date from which dividends on Preferred Shares will accumulate at the initial rate is ______. The dividend payment date for the initial rate period and the day on which dividends will normally be paid is _________. If the day on which dividends are payable is not a business day, then your dividends will be paid on the first business day that falls after that day.

                              The number of days of the initial rate period for Preferred Shares is __ days. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Designation of Special Rate Periods."

Taxation ..................   Because under normal circumstances the Fund will
                              invest substantially all of its assets in municipal obligations that pay interest which is exempt from regular federal income taxes, the dividends paid on the Preferred Shares will ordinarily be similarly exempt. However, dividends paid on the Preferred Shares may be subject to state and local taxes. All or a portion of the interest paid on the municipal obligations held by the Fund will be subject to the federal alternative minimum tax, with the result that all or a portion of the dividends paid on Preferred
                              Shares will also be subject to such tax. Preferred
                              Shares thus may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in Preferred
                              Shares. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Shares and shares of Common Stock, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified Preferred Shares dividends may be subject to regular federal income tax. The Fund intends to notify holders of Preferred Shares, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes to be paid as dividends on Preferred
                              Shares for the period relating to that auction.
                              For longer periods, the Fund may notify holders of Preferred Shares of such amount. In certain circumstances, the Fund will make holders of Preferred Shares whole for taxes owing on dividends paid to holders of Preferred Shares that include taxable income and gain. See "Tax
                              Matters."

Ratings ...................   It is a condition of the closing of the offering
                              described in this Prospectus that Preferred Shares be issued with a rating of "Aaa" from Moody's and "AAA" from S&P. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of
                              Preferred Shares -- Rating Agency Guidelines and
                              Asset Coverage."

Redemption ................   The Fund will not ordinarily redeem Preferred
                              Shares. However, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem
                              Preferred Shares under certain conditions. See
                              "Description of Preferred Shares -- Redemption" and "Description of Preferred Shares -- Rating
                              Agency Guidelines and Asset Coverage."

Liquidation Preference ....   The liquidation preference of each Preferred Share
                              will be $25,000 plus any accumulated but unpaid dividends to the date of distribution, if any, whether or not earned or declared. See
                              "Description of Preferred Shares -- Liquidation."


Voting Rights .............   The holders of Preferred Shares, voting as a
                              separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years' dividends on Preferred Shares are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and holders of Preferred
                              Shares, voting together as a single class. The holders of Preferred Shares will vote as a separate class or classes on certain other matters as required under the Articles of Incorporation
                              (which, as hereafter amended, restated or supplemented from time to time, is together with the Articles Supplementary referred to as the "Charter"), the Investment Company Act of 1940, as amended (the "1940 Act") and Maryland law. See
                              "Description of Preferred Shares -- Voting Rights" and "Certain Provisions in the Charter and Bylaws."

                              FINANCIAL HIGHLIGHTS

         The tables below set forth selected financial information for an outstanding share of Common Stock throughout each period presented. The financial highlights for each period presented have been audited by KPMG LLP, the Fund's independent accountants, whose report covering each of the five years during the period ended on December 31, 2000 is included in the Fund's December 31, 2000 Annual Report and incorporated by reference into the Fund's Statement of Additional Information. The Fund's unaudited financial statements in its June 30, 2001 Semi-Annual Report are also incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's December 31, 2000 Annual Report and the June 30, 2001 Semi-Annual Report, which are available without charge by calling the Fund at 1-800-___-____.

        PER COMMON SHARE OPERATING PERFORMANCE THROUGHOUT EACH PERIOD (1)

                                Six
                              Months
                               Ended
                              June 30,                                   Year Ended December 31,
                             ----------   -----------------------------------------------------------------------------------------
                                2001        2000     1999      1998     1997       1996      1995     1994(3)   1993(3) 1992(3)(4)
                             ----------   -------- --------  --------  ------    --------  --------  --------- -------- -----------
                             (unaudited)
Net Asset Value,
  Beginning of Period .....    $10.20     $ 9.89   $ 10.61   $ 10.64   $10.47     $10.66    $ 9.95    $ 10.81   $ 10.36  $ 10.00
                               ------     ------   -------   -------   ------     ------    ------    -------   -------  -------
Income (Loss) from
     Operations:
   Net Investment
     Income ...............      0.28       0.55      0.53      0.55     0.57       0.58      0.58       0.58      0.59     0.48(5)
   Net Realized and
      Unrealized Gain
     (Loss) on
     Securities ...........      0.06       0.28     (0.71)     0.01     0.28      (0.17)     0.73      (0.84)     0.46     0.34
                               ------     ------   -------   -------   ------     ------    ------    -------   -------  -------
Total Income (Loss)
  from Investment
  Operations ..............      0.34       0.83     (0.18)     0.56     0.85       0.41      1.31      (0.26)     1.05     0.82
                               ------     ------   -------   -------   ------     ------    ------    -------   -------  -------

Gains from Repurchase
  of Treasury Stock
  Less Distributions
  from:
   Net Investment
     Income ...............     (0.28)     (0.54)    (0.53)    (0.55)   (0.57)     (0.60)    (0.60)     (0.60)    (0.57)   (0.46)
   In excess of Net
     Investment Income ....       ---      (0.02)      ---       ---    (0.01)       ---       ---        ---       ---      ---
   Net Realized Gains .....       ---        ---     (0.01)    (0.04)   (0.10)                 ---        ---     (0.03)     ---
                               ------      ------    ------    ------   ------     ------    ------    -------   -------  -------
Total Distributions .......     (0.28)     (0.54)    (0.54)    (0.59)   (0.68)     (0.68)     (0.60)     (0.60)    (0.60)   (0.46)

Net Asset Value, End
  of Period ...............    $10.26     $10.20   $  9.89   $ 10.61   $10.64     $10.64    $10.66    $  9.85   $ 10.81  $ 10.36
                               ======     ======   =======   =======   ======     ======    ======    =======   =======  =======

Market Value, End of
  Period ..................    $ 9.58     $ 8.81   $  8.38   $ 10.69   $10.56     $ 9.94    $10.38    $  9.50   $ 11.13  $ 10.13
                                =====     ======   =======   =======   ======     ======    ======    =======   =======  =======

Total Return, Based
  on Market Value(2) ......     11.90%     11.90%   (17.10)%    7.05%   13.42%      1.56%    15.93%     (9.43)%   16.71%    1.66%(5)
Total Return, Based
  on Net Asset
  Value(2) ................      3.54%      9.68%    (1.39)%    5.50%    8.49%      4.13%    13.72%     (2.33)%   10.30%    8.44%(5)



     (1) Until __________ __, ____, the Fund employed Shearson Lehman Advisors, a subsidiary of Shearson Lehman Brothers, as investment adviser. Shearson Lehman Advisors was acquired by Mutual Management Corp., or MMC, a wholly-owned subsidiary of The Travelers Inc., in 1993. On February 23, 1999 the Board of Directors of MMC voted to change its name to SSBC Fund Management Inc. ("SSBC"). On September 21, 1999 SSBC converted to a limited liability company and changed its name to SSB Citi Fund Management LLC ("SSB Citi"). On April 3, 2001, SSB Citi changed its name to Smith Barney Fund Management LLC.
     (2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
     (3)   Based on the monthly average shares outstanding for period.
     (4) For the period from March 2, 1992 (commencement of operations) to December 31, 1992.
     (5) Total return is not annualized, as it may not be representative of the total return for the year.

                            RATIOS/SUPPLEMENTAL DATA


                               Six
                              Months
                              Ended
                             June 30,                                    Year Ended December 31,
                            -----------  -------------------------------------------------------------------------------------
                               2001        2000(1)    1999      1998     1997     1996      1995     1994      1993     1992
                            -----------  ----------  ------   -------- -------- --------  -------- --------  -------- --------
                           (unaudited)
Net assets, end of
  period (in millions)        $144         $ 143     $  83     $  89    $  89    $  87     $  88    $  82     $  89   $  83
Ratio of Expenses to
  Average Net Assets          0.74%         0.78%     0.77%     0.76%    0.74%    0.77%     0.72%    0.72%     0.73%   0.59%(2),
Ratio of Net Income to
  Average Net Assets          5.49%         5.47%     5.17%     5.10%    5.42%    5.56%     5.63%    5.64%     5.56%   5.74%(3)
Supplemental Data:
Portfolio Turnover Rate         17%           45%       54%       42%      58%      21%       13%      26%       10%     23%

     (1) During the year ended December 31, 2000, the Fund acquired the assets of Smith Barney Municipal Fund, Inc.
     (2) The Manager waived a portion of its fees for the period from March 2, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.01, and the ratio of expenses to average net assets would have been 0.70% (annualized).
     (3)  Annualized.

                                    THE FUND

        Intermediate Muni Fund, Inc. is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on December 19, 1991 pursuant to Articles of Incorporation (the "Articles") under the name "Smith Barney Intermediate Quality Municipal Fund, Inc." On December 27, 1991, the Fund changed its name to "Smith Barney Intermediate Municipal Fund, Inc." and on December 26, 2000 the Fund changed its name to "Intermediate Muni Fund, Inc." On March 2, 1992, the Fund commenced its operations. The Fund's Common Stock is traded on the American Stock Exchange (the "Exchange") under the symbol "SBI." The Fund's principal office is located at 125 Broad Street, New York, New York 10004, and its telephone number is 1-800-___-____.

         The following provides information about the Fund's outstanding shares as of _______ __, 2001:

                                                             AMOUNT HELD
                                                            BY THE FUND OR          AMOUNT
TITLE OF CLASS                          AMOUNT AUTHORIZED   FOR ITS ACCOUNT       OUTSTANDING
--------------                          -----------------   ---------------       -----------
Common .........................          100,000,000*             0              ____________
Preferred Shares ...............         ______________            0                    0


* A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all designated Common Stock pursuant to the Articles. The Board of Directors of the Fund (the "Board") may classify or reclassify any unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of the Preferred Shares.

                                 USE OF PROCEEDS

         The net proceeds of this offering will be approximately $_____________ after payment of the sales load and estimated offering costs.

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal obligations that meet those investment objective and policies at or shortly (within [three] months) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of _________ __, 2001, and as adjusted to give effect to the issuance of Preferred Shares offered by this Prospectus.

                                                                                        ACTUAL           AS ADJUSTED
                                                                                        ------           -----------
                                                                                             (UNAUDITED)
SHAREHOLDERS' EQUITY:
   Municipal Auction Rate Cumulative Preferred Stock, $25,000 per share liquidation preference; _________ shares authorized (no shares issued and
     ______ shares issued, as adjusted, respectively) ...........................   $                 $
                                                                                      -----------       -------------
   Common Stock, $.001 par value per share; 100,000,000 shares authorized*
     (__________ shares outstanding and _________  shares outstanding, as adjusted)** ................................................................
                                                                                      -----------       -------------
   Capital in excess of par value*** ............................................
                                                                                      -----------       -------------
   Balance of undistributed net investment income ...............................
                                                                                      -----------       -------------
   Accumulated net realized gain (loss) from investment transactions ............
                                                                                      -----------       -------------
   Net unrealized appreciation (depreciation) of investments ....................
                                                                                      -----------       -------------
   Net assets less liquidation value of Preferred Shares ........................   $                 $
                                                                                      ===========       =============
   Net assets attributable to Common Stock outstanding ..........................   $                 $
                                                                                      ===========       =============

__________

* A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all designated Common Stock pursuant to the Articles. The Board may classify or reclassify any unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of the Preferred Shares.

** None of these outstanding shares are held by or for the account of the Fund as of _________ __, 2001.

*** As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of the Preferred Shares issuance ($___________).

                              PORTFOLIO COMPOSITION

         As of __________ __, 2001, ____% of the market value of the Fund's portfolio was invested in long-term municipal obligations, ___% in intermediate-term municipal obligations and ____% in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of _______ __, 2001. This information reflects the average composition of the Fund's assets as of __________ __, 2001, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.

               CREDIT RATING                   VALUE              PERCENT
               -------------                   -----              -------

Aaa/AAA* ...............................           $                    %
Aa/AA ..................................
A/A ....................................
Baa/BBB ................................
Other ..................................

Short-term .............................     -------
   Total ...............................           $              100.00%

__________

*[Includes securities that are backed by an escrow or trust containing sufficient U.S. Government securities or U.S. Government agency securities to ensure the timely payment of principal and interest.]

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. This income, if any, will be distributed to common shareholders after the satisfaction of the obligation to pay dividends on Preferred Shares.

         The Fund may not achieve its investment objective. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act, "majority" means the lesser of (i) more than 50% of the Fund's outstanding common stock and of any outstanding shares of preferred stock, voting by class, and (ii) 67% of the Fund's outstanding common stock and of any outstanding shares of preferred stock, voting by class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. All other investment policies or practices, unless otherwise stated, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

         The Fund invests primarily in investment grade municipal debt securities issued by state and local governments including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations) with remaining effective maturities of less than 15 years. The Fund's policy is to invest at least 80% of its total assets in municipal obligations with remaining maturities of less than 15 years and it seeks to maintain a dollar-weighted average effective maturity between 3 and 10 years. Under normal market conditions, the Fund will invest at least two-thirds of its total assets in municipal obligations rated, at the time of investment, (i) "A" or better by S&P or by Moody's or (ii) within the three highest categories by an NRSRO (or, if unrated, deemed by the Manager to be of comparable quality). Investment grade debt securities are those rated "BBB" or higher by S&P, "Baa" or higher by Moody's or within one of the four highest rating categories by an NRSRO. The Fund will not invest in any municipal obligations that are rated lower than "BBB" by S&P or "Baa" by Moody's if they are not otherwise rated investment grade by another NRSRO.

         Municipal obligations include bonds and notes such as:

             . general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power;

             . revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility; industrial revenue bonds depend on the credit standing of a private issuer and interest paid on such bonds may be subject to the federal alternative minimum tax; and

             . notes that are short-term obligations of municipalities or agencies sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

         Municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

         Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated "Baa" by Moody's are regarded by Moody's as being medium grade obligations; they are neither highly protected nor poorly secured. Although interest payments and principal payments for these securities appear adequate for the present, they may lack certain protective elements or may be characteristically unreliable over any great length of time. They also may lack outstanding investment characteristics and may have speculative characteristics. The Fund may be more dependent upon the Manager's investment analysis of unrated municipal obligations than is the case with rated municipal obligations.

MUNICIPAL OBLIGATIONS

         Municipal obligations are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal obligations with remaining maturities of less than fifteen years. This policy is fundamental and cannot be changed without shareholder approval.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal obligations subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the dividends paid on the Preferred Shares may thus be subject to the alternative minimum tax. Preferred Shares may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in Preferred Shares. See "Tax Matters."


         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and accordingly the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of NRSROs of the municipal obligations in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the NRSROs of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation. See Appendix A to the Statement of Additional Information.



         Municipal obligations may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. See "Investment Policies and Techniques" in the Statement of Additional Information. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal obligations.


         The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by the Manager to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of the Fund's assets that may be invested in these lease obligations. A lease obligation is backed by the municipality's promise to make the payments due under the lease obligation. Lease obligations containing "non-appropriation" clauses provide that the municipality has no obligation to make lease installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.


         The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


         The Fund may also engage in interest rate and other hedging and risk management transactions; purchase and sell options (including swaps, caps, floors and collars) on municipal obligations and on indices based on municipal obligations; and purchase and sell municipal obligations on a "when-issued" or "delayed delivery" basis. In general, the Fund may purchase and sell (or write) options on up to 20% of its assets. The Commission requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements which are more fully described in the Statement of Additional Information. The Fund may engage in these transactions both for speculative purposes and as a means to hedge risk. The Fund may also engage, to a limited extent, in financial futures contracts and related options contracts for hedging purposes. The Fund may also hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Although the Manager believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. See the Statement of Additional Information for a further description of these investment practices.

SELECTION OF INVESTMENTS

         The Manager will select securities for the Fund's portfolio which the Manager believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal obligations permitted by its investment policies if the Manager determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. The Fund's policy is to invest at least 80% of its total assets in municipal obligations with remaining maturities of less than fifteen years. For this purpose, any scheduled principal prepayments on municipal obligations will be reflected in the calculation of dollar-weighted average effective maturity. The Manager may adjust the average effective maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

         The Fund generally will not invest more than 25% of its total assets in any industry, nor will the Fund invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal obligations are not considered part of any "industry". However, municipal obligations backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader segment of the municipal obligations market, such as: hospital and other health care facilities obligations, housing agency revenue obligations, or airport revenue obligations. The Fund will invest more than 25% of its assets in such types of municipal obligations if the Manager determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. Although these obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal obligations in such a market segment. The Fund may invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.

         From time to time, the Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by the Manager. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Manager believes it advisable to do so.

TEMPORARY DEFENSIVE STRATEGIES

         When the Manager believes a temporary defensive posture in the market is warranted (e.g., times when, in the Manager's opinion, temporary imbalances of supply and demand or other temporary dislocations in the municipal obligations market adversely affect the price at which municipal obligations are available), and in order to keep cash on hand fully invested, the Fund may temporarily invest to a substantial degree in high quality, short-term municipal obligations. If these high-quality, short-term municipal obligations are not available or, in the Manager's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that the Manager considers consistent with such strategy. To the extent the Fund invests in taxable securities, the Fund will not at such times be able to achieve its investment objective of income exempt from regular federal income taxes.

"WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES

         The Fund may purchase municipal obligations on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal obligations in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal obligations at delivery may be more or less than their purchase price, and yields generally available on municipal obligations when delivery occurs may be higher than yields on the municipal obligations obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal obligations on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.

         To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" "delayed delivery" basis may increase the volatility of the Fund's net asset value and may limit the flexibility to manage the Fund's investments.

         See the Statement of Additional Information for a more detailed discussion of the Fund's investment practices.


                                  RISK FACTORS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

INTEREST RATE RISK


         Pursuant to this Prospectus, the Fund will issue Preferred Shares, which pay dividends based on short-term interest rates, and intends to use the proceeds to buy municipal obligations which pay interest based on long-term yields. Long-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized. If long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for Preferred Shares.

AUCTION RISK

         You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK

         If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend will be fixed for a longer period, the value of the Preferred Shares may fluctuate in response to changes in interest rate, and may be more or less than their original cost if sold on the open market in advance of the next auction. Accrued Preferred Share dividends, however, should at least partially compensate for the increased market interest rates.

RATINGS AND ASSET COVERAGE RISK

         While Moody's and S&P assign ratings of "Aaa" or "AAA", respectively, to Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares rating which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

INFLATION RISK

         Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

CREDIT RISK

         Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal obligations carry a greater degree of credit risk. If rating agencies lower their ratings of municipal obligations in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Preferred Shares. In addition, the underlying revenue source for a municipal obligation other than a general obligation bond may be insufficient to pay principal or interest in a timely manner. Because the primary source of income for the Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could have a negative impact on the Fund's ability to pay dividends on Preferred Shares and could result in the redemption of some or all Preferred Shares. This risk of default may be greater for private activity bonds or other municipal obligations whose payments are dependent upon a specific source of revenue. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed credit worthiness. These developments would adversely affect the market value of the issuer's obligations.

REINVESTMENT RISK

         Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's ability to pay dividends on Preferred Shares. Reinvestment risk also exists for holders of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

INCOME RISK

         The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to Preferred Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

CALL RISK

         If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

LIQUIDITY RISK

         The market for municipal obligations may be less liquid than for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Fund may purchase, may be less liquid than for general obligation bonds. Liquid secondary trading in unrated municipal obligations may not exist. The Fund may not be able to sell these securities when the Manager determines it is appropriate.

         Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Fund may not be able to dispose of municipal obligations in a timely manner and at a fair price. There may be no established trading markets for certain municipal obligations, and trading in these securities may be relatively inactive. Some of the Fund's investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Fund. The ability of the Manager to value illiquid or restricted securities will be more difficult and the Manager's judgment may play a greater role in their valuation.

RISKS OF CERTAIN INVESTMENTS OF THE FUND

         In addition to the risks described above, the Fund's investments are subject to certain other kinds of risk, such as:

               . the Manager's judgment about the attractiveness, value or income potential of a particular municipal obligation may prove to be incorrect;

                    . municipal obligations may fall out of favor with investors;

                    . a rise in interest rates could cause the value of the Fund's portfolio generally to decline; and

                    . unfavorable legislation may affect the tax-exempt status of municipal obligations.

         The Fund may invest more than 25% of its assets in municipal obligations that finance the same or similar types of facilities in issuers located in the same state. If the Fund invests more than 25% of its assets in such segments, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers of those segments of the municipal market.

         The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by the Manager to be of comparable quality to securities that are rated investment grade. It is possible that a municipality will fail to appropriate money in the future because of political changes, changes in the economic viability of a project or general economic changes. While these lease obligations generally are secured by a lien on the leased property, disposing of foreclosed property could be costly and time-consuming, and the Fund may not recoup its original investment.

         The Fund invests in investment grade debt securities, and unrated securities that the Manager believes are of comparable quality. Investment grade securities that are not in the highest rating category may be subject to greater risk of downgrade and issuer default than higher rated securities and may have speculative characteristics. The Fund may experience more difficulty selling unrated securities because markets for these securities may be less liquid.

         The Fund may invest in zero coupon bonds. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

         It is possible that some of the Fund's income may be subject to federal taxation. The Fund may realize taxable gain on some of its securities, and some of the Fund's income may be subject to the federal alternative minimum tax.

         The Fund may invest in derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Fund's interest-rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

                            HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

         The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding shares of Common Stock and Preferred Shares voting together as a single class, and the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding Preferred Shares voting as a separate class. The Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal obligations market or in obligations of issuers located in the same state; and may not invest more than 5% of total fund assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or S&P on Preferred Shares. See the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.


         The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include purchasing put and call options and using financial futures contracts and related options contracts. See "Investment Policies and Techniques" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board is responsible for the management of the Fund, including supervision of the duties performed by Smith Barney. There are nine directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and eight of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

         Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC), located at 125 Broad Street, New York, New York 10004, serves as the Fund's investment manager. The Manager, through its predecessors, has been in the investment counseling business since 1934 and is a registered investment adviser. The Manager manages investment companies that had total assets of approximately $[133.5] billion as of ________ __, 2001, of which approximately $[7.5] billion consisted of municipal bond portfolios. Pursuant to an Investment Management Agreement with the Fund (the "Investment Management Agreement") and subject to the supervision and direction of the Board, Smith Barney is responsible for the management of the investment of the Fund's assets, managing the Fund's corporate affairs and providing certain clerical and bookkeeping services. See the Statement of Additional Information under "Management of the Fund - Investment Manager." The Fund pays the Manager for the services it provides to the Fund a monthly fee equal on an annual basis to 0.60 of 1% of the Fund's average daily net assets. The Manager is a wholly owned subsidiary of Citigroup Inc ("Citigroup"). Citigroup businesses produce a broad range of financial services - - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading
- - and use diverse channels to make them available to consumer and corporate customers around the world.

         The Manager is responsible for execution of specific investment strategies and day-to-day investment operations. Peter Coffey, Vice President and Investment Officer of the Fund, is primarily responsible for management of the Fund's assets. Mr. Coffey is a Managing Director of Smith Barney and is the senior asset manager for ten other funds investing in tax-exempt securities with aggregate assets of approximately $[2] billion as of _________ __, 2001.

         In addition to the management fee, the Fund pays all other costs and expenses of its operations, including fees of its directors not affiliated with Smith Barney and Board meeting expenses; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating of, effecting purchase or sale of, or registering privately issued portfolio securities; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's Common Stock; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of shareholders' meetings; Securities and Exchange Commission (the

"Commission") registration fees and state notice filing fees; Exchange listing fees; and its other business and operating expenses.

                         DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of Preferred Shares in the Fund's Articles Supplementary, and other charter documents, which have been filed with the Commission.

GENERAL


         Under the Articles, the Fund is authorized to issue up to 100,000,000 shares of capital stock, designated Common Stock. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a shareholder vote into one or more classes of preferred or other stock with no restrictions on the rights or preferences of any such class except as may be imposed by the 1940 Act, Maryland law or the Articles Supplementary. The Board has authorized the issuance of _____ shares of Municipal Auction Rate Preferred Stock, or Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).


         Preferred Shares will rank on parity with shares of any other class or series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange conversion or cumulative voting rights.


DIVIDENDS AND DIVIDEND PERIODS

         General. The initial Rate Period of Preferred Shares will be a period consisting of days. Any Subsequent Rate Period of Preferred Shares will be a Minimum Rate Period (seven Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "--Designation of Special Rate Periods" below.

         Dividends on Preferred Shares shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Charter, and applicable law, on _____________, 2001, and thereafter on each _______; provided, however, that (i) if _______ on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such _______; and (ii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

         The amount of dividends per share payable on Preferred Shares on any date on which dividends shall be payable shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

         Dividends on Preferred Shares will accumulate from the Date of Original Issue. The dividend rate for the initial Rate Period shall be % per annum. For each Subsequent Rate Period, the dividend rate will be the

Applicable Rate that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction will not be greater than the Maximum Rate, which is:

         (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period and (ii) the Rate Multiple on such Auction Date, unless Preferred Shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

                  (A) the dividend rate for the then-ending Rate Period; and

                  (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

         (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

         If an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

         If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held in for the first Subsequent Rate Period thereafter and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

         If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for the first Subsequent Rate Period thereafter (or for any Rate Period thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").

         If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during a Special Rate Period of more than 364 Rate Period Days, or during any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").

         A failure to pay dividends on, or the redemption price of, Preferred Shares shall have been cured with respect to any Rate Period if, within the respective time periods described in the Articles Supplementary, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on Preferred Shares and (b) without duplication, the redemption price for shares, if any, for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.



         Gross-up Payments. Holders of Preferred Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefore in accordance with the Articles, including the Articles Supplementary, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:


         If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction - Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

         If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.


         A "Gross-up Payment" means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder for federal income tax purposes. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal regular federal income tax rate applicable to ordinary income

) or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.


         Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Stock) in respect of its Common Stock or other shares of the Fund ranking junior to, or on parity with, Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of shares of Common Stock or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating Preferred Shares.

         Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

         Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a special rate period as provided in the Articles Supplementary.

REDEMPTION

         Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating

Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter, including the Articles Supplementary, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. Preferred Shares are redeemable, at the option of the Fund:

         (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date, out of funds legally available therefor in accordance with the Charter, including the Articles Supplementary, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares may not be redeemed in part if after such partial redemption fewer than 250 shares would remain outstanding; (ii) shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for the Initial Rate Period; and (iii) the notice establishing a Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

         (b) as a whole but not in part, out of funds legally available therefor in accordance with the Charter, including the Articles Supplementary, and applicable law, on the first day following any Dividend Period included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         Notwithstanding the foregoing, if any dividends on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Preferred Shares.

LIQUIDATION

         Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the shares of Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

         Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

         The Fund is required under the 1940 Act and Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed [20]% of the Fund's total assets. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

         The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of ___________ __, 2001, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $______________, would have been computed as follows:

    Value of Fund assets less liabilities
      not constituting senior securities             $
----------------------------------------------
                                                =                     =     %
Senior securities representing indebtedness          $
plus liquidation value of Preferred Shares

         In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption - Mandatory Redemption" above.

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to Preferred Shares.

         As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by an NRSRO.

         A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating Preferred Shares.

VOTING RIGHTS

         Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Charter, including the Articles Supplementary, or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund as a single class. There is presently no other preferred stock of the Fund authorized or issued.

         In connection with the election of the Fund's directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of shares of Common Stock and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

         So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting as a separate class):

         (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or S&P is not then rating Preferred Shares, the aggregate liquidation preference of all preferred stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $________________); or

          (b) amend, alter or repeal the provisions of the Charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) a division of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

         The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to Preferred Shares. Unless a higher percentage is provided for in the Articles (see "Certain Provisions in the Charter and Bylaws"), (A) the affirmative vote of the holders of at least a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and
(B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   THE AUCTION
GENERAL

         The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Rate Period after the Initial Rate Period shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Articles Supplementary for a more complete description of the Auction process.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

         The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing

Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

         Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:

         - Hold Order - indicating its desire to hold such shares without regard to the Applicable Rate for the next Rate Period thereof.

         - Bid - indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

         - Sell Order - indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Rate Period thereof.

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

         A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

         The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

         If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Rate Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Rate Period will be the All Hold Order Rate.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The Auctions for Preferred Shares will normally be held every Monday and each Subsequent Rate Period will normally begin on the following Tuesday.

         Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

         The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF COMMON STOCK

         The Articles authorize the issuance of 100,000,000 shares of capital stock of the Fund, designated pursuant to the Articles as Common Stock, par value $.001 per share. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or cumulative voting rights. Whenever Preferred Shares are outstanding, shareholders of Common Stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions.

                  CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

         The Articles and the Fund's bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the shares of each class of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company or generally to authorize any of the following transactions; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all of the Fund's assets; (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; or (6) with certain exceptions, the issuance or transfer of the Fund of any securities of the Fund to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 70% of the entire Board, the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6), if such transaction has been authorized by the affirmative vote of at least 70% of the entire Board, no shareholder vote is required to authorize such action. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of each class of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Charter and Bylaws."

         The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such director in an election of directors.

         Reference should be made to the Articles on file with the SEC for the full text of these provisions.

         See the Statement of Additional Information under "Certain Provisions in the Charter and Bylaws" for a discussion of the voting requirements applicable to certain other transactions.

             REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See this Prospectus [and the Statement of Additional Information] under "Certain Provisions in the Charter and Bylaws" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

         Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The discussion below and in the Statement of Additional Information provides general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in Preferred Shares.

         The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. In addition, the Fund intends to satisfy each year conditions contained in the Code that will enable interest from municipal obligations, excluded from gross income for federal income tax purposes with respect to the Fund, to retain that status when distributed to the holders of Common Stock and holders of Preferred Shares (that is, to be classified as "exempt-interest" dividends of the Fund). A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to a federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Fund will allocate distributions to shareholders that are treated as interest that is exempt from regular federal income taxes and as long-term capital gain and ordinary income, if any, among the shares of Common Stock and Preferred Shares in proportion to total dividends paid to each class for the year. The Fund intends to notify holders of Preferred Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances the Fund will make payments to holders of Preferred Shares to offset the tax effects of the taxable distribution. See "Description of Preferred Shares- Dividends and Dividend Periods - Gross-Up Payments." The sale or other disposition of shares of Common Stock or Preferred Shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.1% (38.6% after December 31, 2001) while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts credited as an undistributed capital gain) with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. The Fund is required in certain circumstances to withhold 30.5% (30% after December 31, 2001) of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. The Statement of Additional Information contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax adviser about federal income tax matters.


         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

         PNC Bank, located at 17/th/ and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as the fund's custodian and has custody of all securities and cash of the fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the fund. PFPC, located at P.O. Box 8030, Boston, Massachusetts 02266, serves as the fund's transfer agent, dividend-paying agent and registrar.

                                  UNDERWRITING


         Subject to the terms and conditions of the Underwriting Agreement between the Underwriter and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell, _____ shares of Preferred Shares offered hereby.


         The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the Preferred Shares offered hereby if it purchases any of the Preferred Shares. In the Underwriting Agreement, the Fund and the Manager have agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities.

         The Fund has been advised by the Underwriter that it proposes initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in
excess of $   per share. The underwriting commission the Fund will pay of $
per share is equal to    % of the initial offering price. After the initial
public offering, the Underwriter may change the public offering price and the concession.

         The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an underwriter. The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in auctions as a Broker-Dealer and will receive fees as described under "The Auction" in this Prospectus and in the Statement of Additional Information. The underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

         The settlement date for the purchase of Preferred Shares will be      ,
200[2], as agreed upon by the Underwriter, the Fund and the Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Willkie Farr & Gallagher, New York, New York, and for the Underwriter by Simpson Thacher & Bartlett, New York, New York. Willkie Farr & Gallagher and Simpson Thacher & Bartlett may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                              AVAILABLE INFORMATION

         The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and public statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the American Stock Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the American Stock Exchange.

         The registration statement may be inspected without a charge at the Commission's office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

         This Prospectus does not contain all of the information in the Fund's Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                 PAGE

Investment Objective .....................................        S-

Investment Restrictions ..................................        S-

Investment Policies and Techniques .......................        S-

Management of the Fund ...................................        S-

Portfolio Transactions ...................................        S-

Net Asset Value ..........................................        S-

Additional Information Concerning the Auctions for
  Preferred Shares .......................................        S-

Certain Provisions in the Articles of Incorporation ......        S-

Repurchase of Common Stock; Conversion to Open-End Fund ..        S-

Tax Matters ..............................................        S-

Experts ..................................................        S-

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment manager or by the underwriters of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

Until _________________ __, 200[2] (25 days after the effective date of this Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                                      APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

         The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield for federal regular income tax purposes on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2001 listed below:

                      TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                 TAX-FREE YIELD

TAX RATE                   4.00%     4.50%     5.00%     5.50%    6.00%    6.50%
--------                  -------   -------   -------   -------  -------   -----

15.0% ................     4.71%     5.29%     5.88%     6.47%    7.06%    7.65%
27.5% ................     5.52%     6.21%     6.90%     7.59%    8.28%    8.97%
30.5% ................     5.76%     6.47%     7.19%     7.91%    8.63%    9.35%
35.5% ................     6.20%     6.98%     7.75%     8.53%    9.30%   10.08%
39.1% ................     6.57%     7.39%     8.21%     9.03%    9.85%   10.67%
_______________

* In the table above, the taxable equivalent yields are calculated assuming that the Fund's income dividends are 100% federally tax-free. To the extent the Fund were to invest in federally taxable investments (which it does not expect to do), its taxable equivalent yield would be lower.

                                    NATIONAL

         The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under Federal taxes, using published 2001 marginal Federal tax rates currently available and scheduled to be in effect.

    SINGLE RETURN         JOINT RETURN       TAX
      BRACKET               BRACKET          RATE       4.00%     4.50%     5.00%    5.50%     6.00%    6.50%
    -------------         ------------       ----       -----     -----     -----    -----     -----    -----
    $6,000- 27,050      $12,000- 45,200     15.00%      4.71%     5.29%     5.88%    6.47%     7.06%    7.65%
    27,050- 65,550       45,200-109,250     27.50%      5.52%     6.21%     6.90%    7.59%     8.28%    8.97%
    65,550-136,750      109,250-166,500     30.50%      5.76%     6.47%     7.19%    7.91%     8.63%    9.35%
   136,750-297,350      166,500-297,350     35.50%      6.20%     6.98%     7.75%    8.53%     9.30%   10.08%
     Over  297,350       Over   297,350     39.10%      6.57%     7.39%     8.21%    9.03%     9.85%   10.67%

___________________

* Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes.

                                        $


                          INTERMEDIATE MUNI FUND, INC.

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                  1,600 SHARES

                       ________________________________


                                   PROSPECTUS

                             ____________ __, 200[2]

                       ________________________________


                              SALOMON SMITH BARNEY

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED NOVEMBER 15, 2001
                          INTERMEDIATE MUNI FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

               This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated _______________ ___, 200[2]. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-___-____. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
Investment Objective ...........................................................   S-
Investment Restrictions ........................................................   S-
Investment Policies and Techniques .............................................   S-
Management of the Fund .........................................................   S-
Portfolio Transactions .........................................................   S-
Net Asset Value ................................................................   S-
Additional Information Concerning the Auctions for Preferred Shares ............   S-
Certain Provisions in the Articles of Incorporation ............................   S-
Repurchase of Common Stock; Conversion to Open-End Fund ........................   S-
Tax Matters ....................................................................   S-
Experts ........................................................................   S-


Appendix A - Ratings of Investments
Appendix B - Options and Futures
Appendix C - Portfolio of Investments

   The date of this Statement of Additional Information is November 15, 2001.

                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund's investment objective is a fundamental policy of the Fund.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal obligations subject to the alternative minimum tax provisions ("AMT") of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in AMT income. Preferred Shares therefore would not ordinarily be a suitable investment for investors who are subject to the AMT or who would become subject to such tax by purchasing Preferred Shares. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

         Under normal market conditions, the Fund will invest at least two-thirds of its total assets in municipal obligations rated, at the time of investment, (i) "A" or better by S&P or by Moody's or (ii) within the three highest categories by an NRSRO (or, if unrated, deemed by the Manager to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities in the event that S&P or Moody's or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or in the event the Manager reassesses its view with respect to the credit quality of the issuer thereof.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

         1. Purchase securities (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         2. Invest more than 25% of its total assets in a single industry; however, as described under "Investment Objective and Management Policies" in the Prospectus, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market or in obligations of issuers located in the same state.

         3. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

         4. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; pledge its assets other than to secure such borrowings or in connection with when-issued and forward commitment transactions and similar investment strategies.

         5. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities owned by the Fund.

         6. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

         7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described under the heading "Investment Policies and Techniques -- Investment Techniques" and in Appendix B to this Statement of Additional Information.

         8. Act as an underwriter of securities, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

         9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation.

         10. Invest in securities of other investment companies in an amount exceeding the limitation set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

         11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

         12. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the municipal securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts, or to the extent that the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of default on a mortgage).

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

         The Fund's policy is to invest at least 80% of its total assets in municipal obligations with remaining maturities of less than fifteen years and to maintain a dollar-weighted average effective maturity of the entire portfolio between three and ten years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average effective maturity.

         Investment In Municipal Obligations. Municipal obligations are
         -----------------------------------
obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal obligations with remaining maturities of less than fifteen years. This policy is fundamental and cannot be changed without shareholder approval.

         The "issuer" of municipal obligations is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal obligations.

         Municipal obligations may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal obligations.

         The Fund's investments in municipal obligations may be subject to certain risks. In addition to those discussed in the Prospectus, they include the following.


         Municipal obligations that have fixed rates of interest are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the Fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the Fund's fixed-income securities can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of the Fund's fixed-income securities.

         The issuer of a municipal obligation might declare bankruptcy and the Fund could experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the Fund's expenses, reduce its net asset value and increase the amount of the Fund's distribution that are in taxable form. If the Fund took possession of a bankrupt issuer's assets, income derived from the fund's ownership and management of the assets may not be tax exempt. Shareholders may receive more of the total distributions from the Fund in taxable form. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make, and the nature of the income the fund is entitled to receive the assets and enforce its rights, the value of the security may be greatly diminished. This could reduce the fund's net asset value.

         The U.S. government has enacted laws that have restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. If this were to happen, shareholders could receive more of the distributions from the Fund in taxable form. The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the Fund paid more than face value for the security, the Fund may lose money on the security when it is sold. Market rates of interest may be lower for municipal obligations than for taxable securities but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.

         Lease Obligations. Also included within the general category of
         -----------------
municipal obligations are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations believed, at the time of investment, by the Manager to have credit characteristics equivalent to, and to be of comparable quality as, securities that are rated investment grade.

         In evaluating such unrated lease obligations, the Manager will consider such factors as it deems appropriate, including:

         .   whether the lease can be cancelled;

         . the ability of the lease obligee to direct the sale of the underlying assets;

         .   the general creditworthiness of the lease obligor;

         . the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;

                . the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

                . any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligations.

                Participation Certificates. Participation certificates are
                --------------------------
obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

                Zero Coupon Bonds. The Fund may invest in zero coupon bonds. A
                -----------------
zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

INVESTMENT TECHNIQUES

                The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

                In connection with the investment objective and policies described in this Statement of Additional Information and in the Prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. The Manager may use some or all of the following hedging and risk management practices when their use appears appropriate. Although the Manager believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. The Manager may also decide not to engage in any of these investment practices.

                Securities Options Transactions. The Fund may invest in options
                -------------------------------
on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its assets. The Commission requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements which are more fully described in Appendix B to this Statement of Additional Information. There is no limitation on the amount of the Fund's assets which can be used to comply with such segregation or cover requirements.

                  A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

                  The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

                  The Fund may also sell put and call options as a means of increasing the yield on the Fund's portfolio and also as a means of providing limited protection against decreases in market value of the Fund's portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

                  OTC Options. Over-the-counter options (OTC options) differ
                  -----------
from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by the Manager and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities. See Appendix B to this Statement of Additional Information.

                  It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate will increase, which would cause the Fund to incur additional brokerage expenses.

                  During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

                  To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its assets. Through the writing or purchase of index options the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

                  Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

                  Gains, if any, recognized or deemed to be recognized by the Fund from transactions in securities options will be taxable income of the Fund. Under a revenue ruling issued by the Internal Revenue Service, the Fund is required to allocate its designations of tax-exempt income, net capital gains and other taxable income, if any, between the Common Stock and preferred stock, including the Preferred Shares, issued by the Fund on a pro rata basis for the year in which its designations of tax-exempt income, net capital gains or other taxable income are realized. See "Tax Matters." For a further discussion of certain characteristics of options and risks associated with options transactions, see Appendix B to this Statement of Additional Information.

                  Borrowing and Leverage. The Fund is authorized to borrow
                  ----------------------
amounts up to 33-1/3% of its total assets (including the amount borrowed). The use of borrowed Funds involves the speculative factor known as "leverage." The Fund is also permitted under its Articles of Incorporation to issue preferred stock, including the Preferred Shares issued pursuant to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, which would permit it to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Stock and would have certain other rights with respect to voting and the election of directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Stock could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Stock, but, at the same time, creates special risks. The Fund will only utilize leverage when there is an expectation that it will benefit the Fund or the holders of Common Stock. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceed the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage the total return of the Fund would be less than if leverage had not been used. If leverage is used, in certain circumstances the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions."

                  In addition to the foregoing, the Fund may borrow on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

                  Interest Rate and Other Hedging Transactions. In order to seek
                  --------------------------------------------
to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts.

                  The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (e.g., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (e.g., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described in Appendix B to this Statement of Additional Information. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Manager possesses the skills necessary for the successful utilization of hedging and risk management transactions.

                  The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of the Fund's portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

                  The Commission generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such Funds must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets which may be segregated with respect to such transactions.

                  The Fund will not enter into a futures contract or related option if immediately after such investment the sum of the amount of its initial margin deposit and premiums on open contracts and options would exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts. The Fund may, however, invest more than such amount in the future if it obtains authority to do so from the appropriate regulatory agencies without requiring the Fund to register as a commodity pool operator or adversely affecting its status as an investment company for federal securities law or income tax purposes.

                  All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain which might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

                  Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If the Manager's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to met daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

                  In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

                  New options and futures contracts and other financial products and various combinations thereof continue to be developed and the Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

                  Gains, if any, recognized or deemed to be recognized by the Fund from its hedging activities will be taxable income of the Fund. See "Tax Matters."

                  When-Issued And Delayed Delivery Transactions. The Fund may
                  ---------------------------------------------
purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.

                  To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" "delayed delivery" basis may increase the volatility of the Fund's net asset value and may limit the flexibility to manage the Fund's investments.


                  Repurchase Agreements. The Fund may use repurchase agreements
                  ---------------------
to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Stock and Preferred Shares. If the other party to the repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

                  Investment in Other Investment Companies. [The Fund does not
                  ----------------------------------------
presently invest in investment companies and does not currently intend to invest in investment companies, but the Fund may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances.] Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

                  In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

PORTFOLIO TRADING AND TURNOVER RATE

                  The Fund cannot accurately predict its turnover rate, but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the Fund's securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for Federal income tax purposes. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

                  The business and affairs of the Fund, including the general supervision of the duties performed by the Manager under the Investment Management Agreement, are the responsibility of the Board. The Board currently has nine Directors, one of whom is an "interested person" (as such term is defined in the 1940 Act) and eight of whom are not interested persons. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

                                     POSITIONS AND            PRINCIPAL OCCUPATIONS
                                    OFFICES WITH THE          DURING PAST FIVE YEARS
  NAME AND ADDRESS                       FUND                        AND AGE
---------------------            ---------------------      -----------------------------------
Heath B. McLendon*+              Chairman of the Board      Managing Director of Salomon
  125 Broad Street               of Directors, Chief        Smith Barney; Chairman, Co-
  New York, NY  10004            Executive Officer and      Chairman or Director/Trustee of
                                 President                  the Board of 77 investment
                                                            companies associated with
                                                            Citigroup; President, Citigroup
                                                            Fund Management LLC and
                                                            Travelers Investment Adviser, Inc.
                                                            ("TIA"); [67].


Lee Abraham+                     Director                   Retired; Director of R.G. Barry
  106 Barnes Road                                           Corp., a footwear manufacturer,
  Stamford, CT  06902                                       Signet Group plc, a specialty
                                                            retailer and eNote.com, Inc.,
                                                            a computer hardware company;
                                                            formerly, Chairman and Chief
                                                            Executive Officer of Associated
                                                            Merchandising Corporation, a
                                                            major retail merchandising and
                                                            sourcing organization;
                                                            Director/Trustee of 11 investment
                                                            companies associated with
                                                            Citigroup; [73].


Allan J. Bloostein+              Director                   President of Allan J. Bloostein
  27 West 67/th/ Street                                     Associates, a consulting firm;
  New York, NY  10023                                       Director of CVS Corporation, a
                                                            drugstore chain, and Taubman

                                     POSITIONS AND          PRINCIPAL OCCUPATIONS
                                    OFFICES WITH THE       DURING PAST FIVE YEARS
      NAME AND ADDRESS                   FUND                     AND AGE
 ------------------------------     ----------------     -------------------------------
                                                         Centers Inc., a real estate
                                                         development company; retired
                                                         Vice Chairman and Director of
                                                         The May's Department Stores
                                                         Company; Director/Trustee of 18
                                                         investment companies associated
                                                         with Citigroup; [71].

Jane F. Dasher+                         Director         Investment Officer, Korsant
  283 Greenwich Avenue                                   Partners, a family investment
  Greenwich, CT  06830                                   company; prior to 1997,
                                                         independent financial consultant;
                                                         Director/Trustee of 11 investment
                                                         companies associated with
                                                         Citigroup; [51].

Donald R. Foley+                        Director         Retired; formerly, Vice President
  3668 Freshwater Drive                                  of Edwin Bird Wilson,
  Jupiter, FL  33477                                     Incorporated, an advertising firm;
                                                         Director/Trustee of 11 investment
                                                         companies; [77].

Richard E. Hanson, Jr. +                Director         Head of School, The New Atlanta
  58 Ivy Chase                                           Jewish Community High School,
  Atlanta, GA  30342                                     Atlanta, Georgia; formerly,
                                                         Headmaster, The Peck School,
                                                         Morristown, New Jersey;
                                                         Director/Trustee  of 11 investment
                                                         companies associated with
                                                         Citigroup; [59].

Paul Hardin+                            Director         Professor of Law at the University
  12083 Morehead                                         of North Carolina at Chapel Hill;
  Chapel Hill, NC  27514                                 Director of The Summit
                                                         Bancorporation; formerly,
                                                         Chancellor of the University of
                                                         North Carolina at Chapel Hill;
                                                         Director/Trustee of 13 investment
                                                         companies associated with
                                                         Citigroup; [69].

Roderick C. Rasmussen+                  Director         Investment counselor; formerly,
  9 Cadence Court                                        Vice President of Dresdner and
  Morristown, NJ  07960                                  Company Inc., investment
                                                         counselors; Director/Trustee of 11
                                                         investment companies associated
                                                         with Citigroup; [74].

John P. Toolan+                         Director         Retired; Trustee of John Hancock
  13 Chadwell Place                                      Funds; formerly, Director and
  Morristown, NJ  07960                                  Chairman of Smith Barney Trust

                                     POSITIONS AND                PRINCIPAL OCCUPATIONS
                                    OFFICES WITH THE              DURING PAST FIVE YEARS
      NAME AND ADDRESS                   FUND                             AND AGE
 ------------------------------     ----------------            ----------------------------------
                                                                Company, Director of Smith
                                                                Barney Holdings Inc. and various
                                                                subsidiaries, Senior Executive
                                                                Vice President, Director and
                                                                Member of the Executive
                                                                Committee of Smith Barney;
                                                                Director/Trustee of 11 investment

                                                                companies associated with
                                                                Citigroup; [70].

Lewis E. Daidone                     Senior Vice President,     Managing Director of Salomon
   125 Broad Street                  Chief Financial and        Smith Barney, Senior Vice
   New York, NY  10004               Accounting Officer and     President or Executive Vice
                                     Treasurer                  President and Treasurer of 61
                                                                investment companies associated
                                                                with Citigroup;  Director and
                                                                Senior Vice President of Smith
                                                                Barney Fund Management and
                                                                TIA; [43].

Peter Coffey                         Vice President and         Managing Director of Salomon
   [Address]                         Investment Officer         Smith Barney, Vice President of
                                                                Smith Barney Fund Management
                                                                and 5 investment companies
                                                                associated with Citigroup; [56].

Anthony Pace                         Controller                 Director of Salomon Smith Barney
   125 Broad Street                                             and Controller or Assistant
   New York, NY  10004                                          Treasurer of 61 investment
                                                                companies associated with
                                                                Citigroup since 1998; [47].

Christina T. Sydor                   Secretary                  Managing Director of Salomon
   666 Fifth Avenue                                             Smith Barney and Secretary of 61
   New York, NY  10103                                          investment companies associated
                                                                with Citigroup; Secretary and
                                                                General Counsel of Smith Barney
                                                                Fund Management; [50].

* Denotes a director who is an "interested person" of the Fund as defined in the 1940 Act.
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salomon Smith Barney is affiliated.

     Fees for directors who are not "interested persons" of the Fund and who are directors of a group of funds sponsored by Salomon Smith Barney (the "Fund Complex") are set at $60,000 per annum and are allocated based on relative net assets of each fund in the Fund Complex, plus a per-meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the Fund Complex.

         The following table sets forth compensation paid by the Fund to each person who was a Director during the Fund's most recent fiscal year (from January 1, 2000 through December 31, 2000). The Fund does not have a retirement or pension plan.

                                AGGREGATE          PENSION OR RETIREMENT
                            COMPENSATION FROM   BENEFITS ACCRUED AS PART OF   TOTAL COMPENSATION FROM
  NAME OF DIRECTOR                 FUND                FUND EXPENSES               FUND COMPLEX
  ----------------                 ----                -------------               ------------

Lee Abraham ................      $  48                      $0                      $  72,800
Allan J. Bloostein .........      $ 147                      $0                      $ 109,500
Jane F. Dasher .............      $ 248                      $0                      $  75,000
Donald R. Foley+ ...........      $ 231                      $0                      $  50,000
Richard E. Hanson, Jr. .....      $ 248                      $0                      $  74,800
Paul Hardin ................      $ 248                      $0                      $  93,150
Heath B. McLendon* .........      $   0                      $0                      $       0
Roderick C. Rasmussen+ .....      $ 227                      $0                      $  44,900
John P. Toolan+ ............      $   0                      $0                      $       0

_________

*    Designates a Director who is an "interested person" of the Fund.
+ Pursuant to a deferred compensation plan, the indicated persons elected to defer the following amounts of their compensation from the Fund: Donald R.
     Foley: $17, Roderick C. Rasmussen: $21, and John P. Toolan: $248, and the following amounts of their total compensation from the Fund Complex: Donald
     R. Foley: $24,000, Roderick C. Rasmussen: $30,000, and John P. Toolan:
     $74,900.

         Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age
80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's fiscal year ended December 31, 2000, aggregate compensation from the Fund to emeritus directors totaled $[24].

INVESTMENT MANAGER

         Smith Barney Fund Management LLC, or SBFM (formerly known as SSB Citi Fund Management LLC), serves as the Fund's investment manager. Pursuant to the Investment Management Agreement, the Fund has retained the Manager to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the investment activities of the Fund. The Manager is also the Fund's administrator and oversees the Fund's non-investment operations and its relations with its service providers. The Manager administers the Fund's corporate affairs subject to the supervision of the Fund's Board and in connection therewith furnishes the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the

Commission and the filing of federal, state and local income tax returns) as are not being furnished by the Fund's custodian.

         The Investment Management Agreement provides, among other things, that the Manager will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Management Agreement, other than those assumed by the Fund, as described in the Prospectus, and will pay all Director's fees and salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Manager.

         The Investment Management Agreement provides that the Fund shall pay to the Manager a monthly fee in arrears equal to 0.60% per annum of the Fund's average daily net assets at the end of each month.

         Although the Manager intends to devote such time and effort to the business of the Fund as reasonably necessary to perform its duties to the Fund, the services of the Manager are not exclusive and the Manager provides similar services to other investment companies and may engage in other activities.

         The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Manager in the supervision or management of its investment activities or for any loss sustained by the Fund or the Fund's shareholders.

         The Investment Management Agreement will continue in effect for successive periods of 12 months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board or the vote of a "majority of the outstanding voting securities" of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Directors who are not parties to such agreement or interested persons (as such term is define din the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of the majority of the Fund's Board or a majority of the outstanding voting securities of the Fund, or by the manager, on 60 days' written notice by either party to the Investment Management Agreement to the other. The Investment Management Agreement ill terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder.

         Peter Coffey, vice-president and investment officer of the Fund, has been primarily responsible for the day-to-day management of the Fund since 1992, when the Fund commenced operations. Mr. Coffey is a managing director of Salomon Smith Barney.

         For the years ended December 31, 1998, 1999 and 2000 the Fund paid $532,649, $516,522 and $494,918, respectively, in management fees to the Manager.

CODE OF ETHICS

         Pursuant to Rule 17j-1 of the 1940 Act, the Fund and the Manager have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

         The Fund's Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. A copy of the
                                              ------------------
Code of Ethics may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's
                              ------------------
Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board, the Manager is responsible for decisions to buy and sell securities and the selection of broker-dealers to effect the transactions. The Fund invests primarily in the over-the counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also purchases securities at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. The Fund will not engage in any principal transactions with Salomon Smith Barney, except pursuant to an exemptive order under the 1940 Act.

         The Manager currently serves as investment adviser to other investment companies, some of which invest principally in municipal securities. In the future it may act as investment adviser to other investment companies or accounts that invest in municipal securities. Although each investment company is individually managed, from time to time the Manager may, to the extent permitted by law, allocate purchase or sale transactions among various investment companies and other accounts. In making such allocations the Manager will consider, among other things, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities and the liquidity of the portfolio.

         The Fund's policy regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices consistent with efficient execution of transactions in seeking to implement the Fund's policies. The Manager will effect transactions with those dealers whom the Manager believes provide the most favorable prices and who are capable of providing efficient executions. Those factors that the Manager believes contribute to efficient execution include size of the order, difficulty of execution, operational capabilities and facilities of the dealer involved, whether that dealer has risked its own capital in positioning a block of securities and the dealer's prior experience in effecting transactions of this type. If the Manager believes such price and execution are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; economic analysis; and appraisals or evaluations of portfolio securities. The information and services so received by the Manager may be of benefit to the Manager in the management of other accounts and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Manager and thus may reduce its expenses, it is of indeterminable value and the advisory fee paid to the Manager is not reduced by any amount that may be attributable to the value of such services.

                                 NET ASSET VALUE

         The net asset value per share of Common Stock is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value is computed as of the close of regular trading on the New York Stock Exchange (normally 4 p.m.) on each day the New York Stock Exchange is open for business. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

         The Fund's securities are valued on the basis of bid prices provided by a pricing service when the Fund believes such prices reflect fair market value. Pricing services generally determine value by reference to transactions in municipal securities, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. If a pricing service is not used, municipal securities will be valued at the quoted bid prices provided by municipal bond dealers. Short-term instruments maturing within 60 days will be valued at cost plus amortized discount, if any, when the Board has determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board.

         If any securities held by the Fund are restricted as to resale, the Manager will determine their fair value following procedures approved by the Board. The Board will periodically review such valuations and procedures. The fair value of such securities generally will be determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration will be generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally will be considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above its computed net asset value.

                        ADDITIONAL INFORMATION CONCERNING
                        THE AUCTIONS FOR PREFERRED SHARES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency
         ------------------------
Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate for Preferred Shares is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of
         ------------------------
one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as
         ---------------------
the Securities Depository for the participants in Preferred Shares (the "Agent Members") with respect to Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares -- Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION


         The Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.



         The Articles require a vote by holders of at least 75% of the shares of each class of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the conversion of the Fund from a closed-end to an "open-end company" or any amendment to the Articles to make any class of the Fund's stock a "redeemable security" (as such terms are defined in the 1940 Act); (2) any merger or consolidation or share exchange of the Fund with or into any other company (including, without limitation, a partnership, corporation, joint venture, business trust, common loan trust or any other business organization); (3) the dissolution or liquidation of the Fund, notwithstanding any other provision in the Articles; (4) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the Fund's assets other than in the ordinary course of the Fund's business; (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; or (6) the issuance or transfer by the Fund (in one transaction or a series of transactions) of any securities of the Fund to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more excluding (i) sales of any securities of the Fund in connection with a public offering thereof, (ii) issuance of any securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund or pursuant to a stock dividend and (iii) issuances of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 70% of the entire Board, the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6), if such transaction has been authorized by the affirmative vote of at least 70% of the entire Board, no shareholder vote is required to authorize such action. None of the foregoing provisions may be amended except by the vote of at least 75% of the shares of each class of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving common shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its shareholders.


         Reference should be made to the Articles on file with the SEC for the full text of these provisions.

             REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares trade in the open market at a price that is a function of several factors. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions, economic conditions and other factors beyond the control of the Fund. As a result, the market price of the Common Stock may be greater or less than net asset value.

         Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these actions. Accordingly, there can be no assurance that any of these actions will be taken or, if taken, will cause the Fund's shares to trade at a price equal to their net asset value.

         In addition, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         The repurchase by the Fund of its shares of Common Stock at prices below net asset value will result in an increase in the net asset value of those shares of Common Stock that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares of Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares of Common Stock may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         In addition, a purchase by the Fund of its shares of Common Stock will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its shares of Common Stock at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding shares of Common Stock then remaining.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         See "Certain Provisions in the Charter and Bylaws" in the Prospectus and this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's shares of Common Stock would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

                                   TAX MATTERS


         The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders who should consult their own tax advisors.


         The Fund has qualified and intends to continue to qualify each year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and to satisfy conditions contained in the Code which will enable interest from municipal obligations owned by the fund to be exempt from regular federal income tax in the hands of owners of the Fund's shares, subject to the possible application of the AMT.


         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "The Fund's Investments" in the Prospectus and "Investment Policies and Techniques" in this Statement of Additional Information. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular federal corporate income tax upon its taxable income for that year (computed without any deduction for the dividends paid by the Fund to its shareholders), and distributions by the Fund to its shareholders would be taxable to such holders as ordinary income to the extent of the current or accumulated earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         As described above, the Fund may invest in financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, thus, will affect the amount of capital gains distributed to the Fund's shareholders.

         For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Fund may be treated as realizing at the end of its taxable years a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market system will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both
Section 1256 Contracts and offsetting positions in those contracts, then the Fund might not be able to receive the benefit of certain realized losses for an indeterminate amount of time. The Fund expects that its activities with respect to Section 1256 Contracts and offsetting positions in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and
(2) will permit it to use substantially all of its losses for the taxable years in which the losses actually occur (to the extent it realizes corresponding gains in such years).

         The Fund intends to qualify to pay "exempt-interest" dividends, as defined in the Code, on its shares of Common Stock and Preferred Shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on tax-exempt municipal obligations and are so designated by the Fund. Exempt-interest dividends will be exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (the "AMT"). Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of municipal lease obligations, however, there can be no assurance that bond insurance payments received in lieu of interest on such obligations in the events of a "non-appropriation" will be excludable from gross income for federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary taxable income. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. Distributions by the Fund of its net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of Common Stock or Preferred Shares. The amount of taxable income allocable to the Fund's Preferred Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on Preferred Shares will constitute exempt-interest dividends for federal income tax purposes. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends - received deduction available to corporate shareholders.


         The Internal Revenue Service(the "IRS") requires that a regulated investment company which has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each taxable year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net interest which is exempt from regular federal income taxes, net interest which is subject to the federal alternative minimum tax, net capital gain and other taxable income, if any, between its shares of Common Stock and Preferred Shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend period. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as required by the Articles Supplementary solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund or
(b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to Preferred Shares without having given advance notice thereof as described above, the Fund will make certain payments to owners of Preferred Shares to which such allocation was made to offset the federal income tax effect thereof as described under "Description of Preferred Shares -- Dividends and Dividend Periods -- Gross-up Payments" in the Prospectus.

         In order for any distributions to owners of Preferred Shares to be eligible to be treated as exempt-interest dividends, such shares must be treated as stock for federal income tax purposes. The Manager believes the Preferred Shares should be treated as stock for federal income tax purposes.

         If at any time when the Preferred Shares are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See

"Description of Preferred Shares-- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income (as that term is defined in the Code determined without regard to the deduction for dividends paid), and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.


        The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares is not deductible for federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of the Fund's shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.


         The interest on private activity bonds is not federally tax-exempt to a holder who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."


         The Fund may, at its option, redeem Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of shares of Common Stock will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gain. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from U.S. taxation. Different tax consequences may result if foreign the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


         The sale or other disposition of shares of Common Stock or Preferred Shares of the Fund (other than redemptions, the rules for which are described above) will normally result in capital gain or loss to shareholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.1% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for any periods during which, the shareholder's risk of loss with respect to its shares is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

         Federal tax law imposes the AMT with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations which is subject to the AMT, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the AMT. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the AMT. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the federal AMT.


         Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.


         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 30.5% (30% after December 31, 2001) "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of shares of Common Stock and Preferred Shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.


         The value of shares of Common Stock acquired pursuant to the Fund's Dividend Reinvestment Plan will generally be excluded from gross income for federal income tax purposes to the extent that the cash amount reinvested would be excluded from gross income.



         The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares.

                                     EXPERTS


         The financial statements of the Fund as of December 31, 2000 incorporated in reference in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in their report thereon incorporated in reference elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                      Appendix A

                             RATINGS OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

                  A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

                  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

                  Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  Moody's applies the numerical note modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Advanced refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the United States government are identified with a number (hatchmark) symbol, e.g., Aaa.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (MVIG). This distinction recognizes the difference between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2/VMIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing, in particular, is likely to be less well established.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                         STANDARD & POOR'S RATINGS GROUP

                  A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

                  AAA - Debt rated AAA has the highest rating assigned by S&P. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

                  AA - Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

                  A - Debt rated A is a good financial instrument. Capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

                  BBB - Debt rated BBB is an adequate financial security. Capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation and are classified as "vulnerable" claims-paying ability rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicated that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

                  L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

                  + - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

                  * - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

                  NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

                  Municipal notes with maturities of three years or less are usually given note ratings (designated SP1, -2, or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                                FITCH IBCA, INC.

DESCRIPTION OF FITCH'S. MUNICIPAL BOND RATINGS:

                  AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

                  AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

                  Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                    DESCRIPTION OF FITCH SHORT-TERM RATINGS:

                  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

                  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

                  Fitch's short-term ratings are as follows:

                  F1 + - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

                  F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

                  F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                                                      Appendix B

                               OPTIONS AND FUTURES

           General. The Fund may engage in futures and options transactions in
           -------
accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to the manager to do so in order to pursue its investment objective, to hedge against the effects of market conditions and to stabilize the value of its assets. The manager may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

           There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

           Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. To compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into a futures contract or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

           If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

           Financial Futures Contracts. The Fund may enter into financial
           ---------------------------
futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

           Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, a the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If the manager's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if the Fund had not entered into such contracts.

           There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the manager may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

           Options on Financial Futures Contracts. The Fund may purchase and
           --------------------------------------
write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

           Options on Securities. The Fund may write covered call options so
           ---------------------
long as it owns securities which are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with the Fund's investment objective and policies and restrictions on investment. See "Investment Objective" and "Investment Restrictions." A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the period specified in the terms of the option. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the period specified in the terms of the option. The premium received for writing an option will reflect, among the current market price of the underlying security, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

           Options on Securities Indices. The Fund also may purchase and write
           -----------------------------
call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

           When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

           Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

           Over-the-Counter Options. As previously indicated in the Prospectus
           ------------------------
and Statement of Additional Information, the Fund may deal in OTC options. The Fund understands the position of the staff of the Commission to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and the manager disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

           As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and its manager believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities determined pursuant to a formula set forth in certain no action letters published by the Commission staff. The Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 25% of the Fund's total assets. OTC options on securities other than U.S. Government securities, including options on municipal securities, may not be within the scope of such letters and, accordingly, the amount invested by the Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC options sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 25% limitation on the Fund's assets which may be invested in illiquid securities.

           Regulatory Restrictions. To the extent required to comply with
           -----------------------
applicable Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

           The Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase.

           Accounting and Tax Considerations. When the Fund writes an option, an
           ---------------------------------
amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.

           In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.


           Certain listed options and futures contracts are considered "section 1256 contracts" for Federal income tax purposes. See "Tax Matters." In general, gain or loss realized by the Fund on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market", that is, treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.



           Gain or loss realized by the Fund upon the expiration or sale of certain over-the-counter put and call options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the expiration or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.



           Any security, option or futures contract, delayed delivery transaction, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts will constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until such position is disposed of; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

                                                                      Appendix C

                            PORTFOLIO OF INVESTMENTS

                                    [To Come]

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

      1.       Financial Statements

          Financial Statements included in Part A of this Registration
Statement:

               Financial Highlights for each of the years ended December 31, 1992, 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000 and for the
               six months ended June 30, 2001.*

          Financial Statements included in Part B of this Registration
          Statement:

               Statement of assets and liabilities as of December 31, 2000.**

               Statement of operations for the year ended December 31, 2000.**

               Report of Independent Accountants.**

            --------------------
            *      To be filed by amendment.

            **     Incorporated by reference.

2.       Exhibits:

a.       (1) Articles of Incorporation of Registrant.**

         (2) Amended Articles of Incorporation of Registrant.**

         (3) Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of Shares of Preferred Stock.*

b.       By-Laws of Registrant.**

c.       Not applicable.

d. (1) Form of Specimen Stock Certificate representing shares of Common Stock, par value $.001 per share.***

         (2) Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.*

e.       Form of Registrant's Dividend Reinvestment Plan.+

f.       Not applicable.

g.       (1)  Form of Investment Management Agreement.***

         (2) Form of Transfer and Assumption of Investment Management Agreement between Registrant, Mutual Management Corp. and Smith Barney Mutual Funds Management Inc.****

h.       (1) Form of Underwriting Agreement for the issuance of Common Stock.***

         (2) Form of Underwriting Agreement for the issuance of Preferred
         Stock.*

i.       Not applicable.

j.       Form of Custodian Services Agreement.***

k.       (1) Form of Transfer Agency and Registrant Agreement.****

         (2) Form of Auction Agency Agreement between the Fund and Bankers Trust Company.*

         (3) Form of Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.*

         (4) Form of Master Purchaser's Letter.*

l.       (1) Opinion and Consent of Simpson Thatcher & Bartlett.*

         (2) Opinion and Consent of Willkie Farr & Gallagher.*

         (3) Opinion and Consent of Venable, Baetjer and Howard, LLP.*

m.       Not applicable.

n.       (1)  Consent of  KPMG LLP.

         (2) Power of Attorney*****.

o.       Not applicable.

p.       Not applicable.

q.       Not applicable.

r.       Code of ethics.++

--------------------
*      To be filed by amendment.

**     Incorporated by reference to the initial Registration
       Statement (No. 33-44639) filed by Registrant on
       December 19, 1991.

***    Incorporated by reference to Pre-Effective Amendment
       No. 3 to the Registration Statement (No. 33-44639) filed by Registrant on February 27, 1992.

****   Incorporated by reference to Post-Effective Amendment
       No. 1 to the Registration Statement (No. 33-44639) filed by Registrant on March 22, 1996.

*****  Included on signature page to this Registration
       Statement.

+      Incorporated by reference to Exhibit 2(e) of Post-
       Effective Amendment No. 6 of Managed Municipals
       Portfolio II Inc. (No. 33-49982) filed on November 18,
       1998, accession number 91155-98-000680.

++     Incorporated by reference to Exhibit (r)(2) of Post-
       Effective Amendment No. 5 to the Registration
       Statement (No. 33-44639) filed by Registrant on April
       19, 2000.

ITEM 25:  MARKETING ARRANGEMENTS

          Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed as Exhibit h.2.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        Securities and Exchange Commission fees ....      $ 10,000
        Printing and engraving expenses ............
        Legal Fees .................................
        Accounting expenses ........................
        Rating Agency Fees .........................
        Miscellaneous expenses .....................       -------

               Total ..................................             $
                                                                    ========

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES
          At            , 2001:


          --------------------------------------------------------------------
                                                                NUMBER OF
                          TITLE OF CLASS                      RECORD HOLDERS
                          --------------                      --------------

          --------------------------------------------------------------------
            Common Stock, $.001 par value

          --------------------------------------------------------------------
            Preferred Shares, $.001 par value                   0

          --------------------------------------------------------------------

ITEM 29:  INDEMNIFICATION

          Under Registrant's Articles of Incorporation, the directors and officers of Registrant will be indemnified by the Registrant to the fullest extent permitted by the Maryland General Corporation Law, including the advancing of expenses, subject to any limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.

          Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances. Article IX of the Registrant's Articles of Incorporation provide that a director or officer of the Registrant shall not be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act) as currently in effect or as the same may hereafter be amended. The Registrant's Articles of Incorporation also provide that no amendment, modification or repeal of this
Article IX shall adversely affect any right or protection of a director or officer that exists at the time of such amendment.

          Reference is also made to the Investment Management Agreement incorporated by reference to Pre-effective Amendment No. 3 to the Registration Statement (No. 33-44639) filed by Registrant on February 27, 1992 and to the Underwriting Agreement for the issuance of Preferred Stock (to be filed as an Exhibit to this Registration Statement).

          Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the Preferred Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Investment Adviser: Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("Smith Barney Fund Management").

          Smith Barney Fund Management serves as the Fund's investment manager. Through its predecessors, Smith Barney Fund Management has been in the investment counseling business since 1934 and is a registered investment adviser under the Investment Advisers Act of 1940 (the "Adviser Act"). Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). See "Management of the Fund" in the Prospectus.

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the offices and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

          PNC Bank, N.A., 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, and PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island, 02940 respectively maintain the custodian and the shareholders servicing agent records required by Section 31(a).

          All other records required by Section 31(a) are maintained at the offices of the Registrant at 125 Broad Street, New York, New York 10004 (and preserved for the periods specified by Rule 31a-2).

ITEM 32:  MANAGEMENT SERVICES

          Not applicable.

ITEM 33:  UNDERTAKINGS

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (i) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2)   Not applicable.

      (3)   Not applicable.

      (4)   Not applicable.

      (5)   The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities
               Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            b. For the purpose of determining any liability under the Securities
               Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 15, 2001.

                             INTERMEDIATE MUNI FUND, INC.

                                 /s/ Heath B. McLendon
                             By:------------------------------------------------
                                Heath B. McLendon
                                Chief Executive Officer,
                                President and Chairman of the Board of Directors

                                POWER OF ATTORNEY

KNOW ALL THESE PERSONS BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Heath B. McLendon, Lewis E. Daidone and Christina T. Sydor, and each and any of them, his or her attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                   Signature                                           Title                              Date
-------------------------------------------------  --------------------------------------------  ---------------------
PRINCIPAL EXECUTIVE OFFICER:

/s/ Heath B. McLendon                                        Chief Executive Officer,            November 15, 2001
-------------------------------------------------
Heath B. McLendon                                    President and Chairman of the Board of
                                                                    Directors


PRINCIPAL FINANCIAL AND
PRINCIPAL ACCOUNTING OFFICER:


/s/ Lewis E. Diadone                                   Senior Vice President, Chief Financial    November 15, 2001
-------------------------------------------------
Lewis E. Diadone                                        and Accounting Officer and Treasurer



ADDITIONAL DIRECTORS:

/s/ Lee Abraham                                                    Director                      November 15, 2001
-------------------------------------------------
Lee Abraham

/s/ Allan J. Bloostein                                             Director                      November 15, 2001
-------------------------------------------------
Allan J. Bloostein

/s/ Jane F. Dasher                                                 Director                      November 15, 2001
-------------------------------------------------
Jane F. Dasher

/s/ Donald R. Foley                                                Director                      November 15, 2001
-------------------------------------------------
Donald R. Foley

/s/ Richard E. Hanson, Jr.                                         Director                      November 15, 2001
-------------------------------------------------
Richard E. Hanson, Jr.

/s/ Paul Hardin                                                    Director                      November 15, 2001
-------------------------------------------------
Paul Hardin

/s/ Roderick C. Rasmussen                                          Director                      November 15, 2001
-------------------------------------------------
Roderick C. Rasmussen

/s/ John P. Toolan                                                 Director                      November 15, 2001
-------------------------------------------------
John P. Toolan

                                  EXHIBIT INDEX

------------------------------------------------------------
EXHIBIT
NUMBER      DESCRIPTION
------      -----------
------------------------------------------------------------
 n.1        Consent of KPMG.
------------------------------------------------------------
 n.2        Power of Attorney.*
------------------------------------------------------------
*Included on signature page to this Registration Statement.